UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2020

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Center Drive, Suite 1200, Los Angeles, California 90045
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ENT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed in its Current Reports on Form 8-K filed on March 30, 2020 and April 29, 2020, Global Eagle Entertainment Inc. (the “Company”) is relying on the order issued by the Securities and Exchange Commission on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465, the “Order”) regarding exemptions granted to certain public companies in response to COVID-19 to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) and its definitive proxy statement for its 2020 annual meeting of stockholders (the “Proxy Statement”), including the information required by Part III of Form 10-K that is to be incorporated by reference into the Annual Report. The COVID-19 pandemic has disrupted, and continues to disrupt, the Company’s day-to-day activities, including limiting the Company’s access to facilities, as well as the day-to-day activities of the Company’s financial service providers. These disruptions have limited support from the Company’s staff and professional advisors. As a result, the Company is also relying on the Order to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”).

The Company anticipates that it will be able to file its Annual Report on or before May 14, 2020, its Proxy Statement on or before June 15, 2020 and its Quarterly Report on or before June 29, 2020.

COVID-19 Risk Factors

In light of the current COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed with the SEC with the following risk factors:

The rapid spread of contagious illnesses could have a material adverse effect on our business and results of operations.

The rapid spread of a contagious illness or pandemic (including COVID-19), or fear of such an event, has had and could in the future have a material adverse effect on the demand for worldwide travel and therefore have a material adverse effect on our business, our results of operations and the profitability of our joint venture interests. As a result of the COVID-19 outbreak, most of our airline and cruise line customers have temporarily ceased and/or severely reduced operations in certain markets. The spread of COVID-19 or associated strains has had, and could continue to have, a significant adverse impact on the demand for worldwide travel and, as a result, our financial results. Moreover, travel restrictions and operational issues resulting from the rapid spread of contagious illnesses in parts of the world where we have significant operations may continue to have a material adverse effect on our business and results of operations.

Our business is dependent on the travel industry and the competitive nature of that industry; it makes our business sensitive to domestic and international economic conditions.

Our business is directly affected by the number of passengers flying on commercial airlines and traveling on cruise ships, the financial condition of these airlines and cruise lines, and the general availability of travel and related economic conditions around the world. If demand for air or maritime travel declines, the number of aircraft and flights shrink or the travel industry is severely disrupted, the number of passengers available to use our Connectivity and Media & Content offerings will be reduced, which will have a material adverse effect on our financial condition and prospects. High unemployment rates, reduced consumer and business spending, U.S. and global recessionary concerns, pandemics and terrorism may adversely affect the travel and mobility markets. A general reduction or shift in discretionary spending can result in decreased demand for leisure and business travel and lead to a reduction in the number of airline flights or cruise lines offered, the number of passengers flying or taking cruises and the willingness of airlines and cruise lines to commit to spending funds on items such as our Connectivity and Media & Content offerings.

Many of our airline and maritime customers operate in intensely competitive environments. These competitive circumstances could cause one or more of our customers to reduce expenditures on passenger and guest services, including our Connectivity and Media & Content services, which could have a material adverse effect on our business prospects and financial condition.

In addition, instability and changes in economic and political conditions across the globe, including inflation, recession, interest rate fluctuations and actual or anticipated military conflicts are among the global risks that may impact our business and our plans for expansion. Our operations and performance are sensitive to fluctuations in general economic conditions, both in the U.S. and globally. Furthermore, the rapid spread of a contagious illness or pandemic such as COVID-19, or fear of such an event, has had and may continue to have a material adverse effect on the demand for worldwide travel and therefore is likely to have a material adverse effect on our business and results of operations. As a result of COVID-19 there has been a significant decline in overall travel demand, particularly related to travel to, from or in certain international markets. At present, COVID-19 concern is negatively impacting travel demand and therefore our business. Some countries, including the United States, have implemented travel bans or restrictions, and airline and maritime customers have suspended or limited operations as a result. The ultimate extent of the COVID-19 outbreak, and its impact on the global travel industry, is unknown and impossible to predict at this time. As a result, the full extent to which COVID-19 will impact our business and results of operations is unknown. However, decreased travel demand resulting from COVID-19 is likely to continue to have a significant negative and material impact on our business, growth, and results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

Dated: May 8, 2020